DEAN HELLER
Secretary of State
206 North Carson Street
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Incorporation
(PURSUANT TO NRS 78)

Filed in the office of	Document Number 20070657002-99
Ross Miller Secretary of State State of Nevada	Filing Date and Time 09/26/2007 10:50 AM
	Entity Number E0674132007-0

Important: Read attached instructions before completing form.

ABOVE SPACE IS FOR OFFICE USE ONLY

1. **Name of Corporation:**	SMSA El Paso 1 Acquisition Corp.
2. **Resident Agent Name and Street Address:** (must be a Nevada address where process may be served)	The Corporation Trust Company of Nevada Name 6100 Neil Road, Suite 500, Reno, NEVADA 89511 Street Address / City / Zip Code Optional Mailing Address / City / State / Zip Code
3. **Shares:** (number of shares corporation authorized to issue)	Number of shares with par value: 110,000,000 Par value: $ 0.001 Number of shares without par value: -0-
4. **Names & Addresses, of Board of Directors/Trustees:** (attach additional page if there is more than 3 directors/trustees)	1. Timothy P. Halter Name 12890 Hilltop Road, Argyle, TX 76226 Street Address / City / State / Zip Code 2. Name Street Address / City / State / Zip Code 3. Name Street Address / City / State / Zip Code
5. **Purpose:** (optional–see instructions)	The purpose of this Corporation shall be: To engage in any and all lawful activity as provided by the laws of the State of Nevada
6. **Names, Address and Signature of Incorporator:** (attach additional page if there is more than 1 incorporator)	Timothy P. Halter Name Signature 12890 Hilltop Road, Argyle, TX 76226 Address / City / State / Zip Code
7. **Certificate of Acceptance of Appointment of Resident Agent:**	I hereby accept appointment as Resident Agent for the above named corporation. Authorized Signature of R.A. or On Behalf of R.A. Company September 25, 2007 Date

Michael E. Jones
Assistant Secretary

This form must be accompanied by appropriate fees.

Nevada Secretary of State Form 78 ARTICLES 2003
Revised on: 10/04/05

ARTICLES OF INCORPORATION

OF

SMSA El Paso 1 Acquisition Corp.

THE UNDERSIGNED, for the purpose of forming a corporation for the transaction of business and the promotion and conduct of the objects and purposes hereinafter stated, under the provisions of and subject to the requirements of the laws of the State of Nevada, does make, record and file these Articles of Incorporation, in writing, and he does hereby certify:

ARTICLE I

NAME

The name of this Corporation shall be: SMSA El Paso 1 Acquisition Corp.

ARTICLE II

PURPOSE

The purpose for which said Corporation is formed and the nature of the objects proposed to be transacted and carried on by it is to engage in any and all lawful activity, as provided by the laws of the State of Nevada.

ARTICLE III

CAPITAL STOCK

The total number of shares of all classes of capital stock which the Company shall have authority to issue is 110,000,000 shares ("Capital Stock"). The classes and the aggregate number of shares of each class of Capital Stock that the Company shall have authority to issue are as follows: (a) 100,000,000 shares of common stock, $0.001 par value ("Common Stock"); and 10,000,000 shares of preferred stock, $0.001 par value ("Preferred Stock"). The shares of Preferred Stock may be issued from time to time in one or more classes or series as may from

time to time be determined by the board of directors. Each such class or series shall be distinctly designated. All shares of any one class or series of the Preferred Stock shall be alike in every particular, except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The voting powers, designations, preferences, limitations, restrictions and relative rights thereof, if any, may differ from those of any and all other series at any time outstanding. The board of directors of this Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular class or series of Preferred Stock, the number of shares, voting powers, designations, preferences, limitations, restrictions and relative rights of each such class or series.

ARTICLE IV

GOVERNING BOARD

The members of the Governing Board of the Corporation are styled Directors. The initial board of directors shall consist of one member. The name and post office address of the initial Director of the Corporation is as follows:

Name	Address
Timothy P. Halter	12890 Hilltop Road Argyle, Texas 76226

ARTICLE V

INCORPORATOR

The name and address of the incorporator signing these Articles of Incorporation, who is above the age of eighteen (18) years, is as follows:

Name	Address
Timothy P. Halter	12890 Hilltop Road Argyle, Texas 76226

ARTICLE VI

RESIDENT AGENT

The name and address of the Corporation's Resident Agent in the State of Nevada is as follows:

Name	Address
The Corporation Trust Company of Nevada	6100 Neil Road, Suite 500 Reno, Nevada 89511

ARTICLE VII

INDEMNIFICATION OF OFFICERS AND DIRECTORS

The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that such person is or was a director or officer of the Corporation, or who is or was serving at the request of the Corporation as a director or officer of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with the action, suit or proceeding, to the full extent permitted by the Nevada Revised Statutes as such statutes may be amended from time to time.

ARTICLE VIII

LIMITATION ON LIABILITY

No director or officer of the Corporation shall be personally liable to the Corporation or any of its stockholders for damages for breach of fiduciary duty as a director or officer; provided, however, that the foregoing provision shall not eliminate or limit the liability of a director or officer (i) for acts or omissions which involve intentional misconduct, fraud or knowing violation

of law, or (ii) the payment of dividends in violation of Section 78.300 of the Nevada Revised Statutes. Any repeal or modification of an Article by the stockholders of the Corporation shall be prospective only, and shall not adversely affect any limitation of the personal liability of a director or officer of the Corporation for acts or omissions prior to such repeal or modification.

ARTICLE IX

ACQUISITION OF CONTROLLING INTEREST

The Corporation elects not to be governed by the terms and provisions of Sections 78.378 through 78.3793, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision. No amendment to these Articles of Incorporation, directly or indirectly, by merger or consolidation or otherwise, having the effect of amending or repealing any of the provisions of this paragraph shall apply to or have any effect on any transaction involving acquisition of control by any person or any transaction with an interested stockholder occurring prior to such amendment or repeal.

ARTICLE X

COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation elects not to be governed by the terms and provisions of Sections 78.411 through 78.444, inclusive, of the Nevada Revised Statutes, as the same may be amended, superseded, or replaced by any successor section, statute, or provision.

IN WITNESS WHEREOF, I have hereunto subscribed my name this 24th day of September, 2007.

Timothy P. Halter

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Filed in the office of	Document Number
[signature]	20070682416-26
Ross Miller	Filing Date and Time
Secretary of State	10/01/2007 6:18 AM
State of Nevada	Entity Number
	E0674132007-0

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT **ABOVE SPACE IS FOR OFFICE USE ONLY**

(Pursuant to Nevada Revised Statutes Chapter 92A)
(excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x11" blank sheet containing the required information for each additional entity.

Senior Management Services of El Paso Sunset, Inc.

Name of merging entity

Texas — Jurisdiction

Corporation — Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

Name of merging entity

Jurisdiction

Entity type *

and,

SMSA El Paso 1 Acquisition Corp.

Name of surviving entity

Nevada — Jurisdiction

Corporation — Entity type *

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):

Attn: ______

c/o: ______

3) (Choose one)

☐ The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).

☒ The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)

4) Owner's approval (NRS 92A.200)(options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):

(a) Owner's approval was not required from

______
Name of merging entity, if applicable

______
Name of merging entity, if applicable

______
Name of merging entity, if applicable

______
Name of merging entity, if applicable

and, or;

______
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Senior Management Services of El Paso Sunset, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

SMSA El Paso 1 Acquisition Corp.
Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):

☐ (a) The entire plan of merger is attached;

or,

☒ (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):**

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: secretaryofstate.biz

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

8) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited partnership; A manager of each Nevada limited-liability company with managers or all the members if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(if there are more than four merging entities, check box ☐ and attach an 8 ½" x 11" blank sheet containing the required information for each additional entity.):

Senior Management Services of El Paso Sunset, Inc.
Name of merging entity

X [signature]
Signature | President
Title | 9-22 2007
Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

Name of merging entity

X
Signature | Title | Date

SMSA El Paso 1 Acquisition Corp.
Name of surviving entity

X [signature]
Signature | President
Title | 9-22 2007
Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
[signature] Ross Miller Secretary of State State of Nevada	20080815936-62
	Filing Date and Time: 12/17/2008 9:20 AM
	Entity Number: E0674132007-0

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Articles of Merger
(Pursuant to NRS Chapter 92A - excluding 92A.200(4b))

1) Name and jurisdiction of organization of each constituent entity (NRS 92A.200). If there are more than four merging entities, check box ☐ and attach an 81/2" x11" blank sheet containing the required information for each additional entity.

Latin America Ventures, Inc.
Name of merging entity

Nevada — **Jurisdiction**
Corporation — **Entity type ***

Name of merging entity

Jurisdiction
Entity type *

Name of merging entity

Jurisdiction
Entity type *

Name of merging entity

Jurisdiction
Entity type *

and,

SMSA El Paso 1 Acquisition Corp.
Name of surviving entity

Nevada — **Jurisdiction**
Corporation — **Entity type ***

* Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.

Filing Fee: $350.00

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

2) **Forwarding address where copies of process may be sent by the Secretary of State of Nevada (if a foreign entity is the survivor in the merger - NRS 92A.1 90):**

Attn:

c/o:

3) **(Choose one)**

☐ **The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS 92A.200).**

☒ **The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS 92A.180)**

4) **Owner's approval (NRS 92A.200) (options a, b, or c must be used, as applicable, for each entity) (if there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity):**

(a) Owner's approval was not required from

Latin America Ventures, Inc.
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

SMSA El Paso 1 Acquisition Corp.
Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger

(PURSUANT TO NRS 92A.200)

Page 3

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of *:

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

* Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160):

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or;

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity. Provide article numbers, if available. (NRS 92A.200)*:

Article I of the Articles of Incorporation of SMSA El Paso I Acquisition Corp., the surviving entity, is hereby amended by deleting the same in its entirety and substituting the following therefor:

ARTICLE I

NAME

The name of this Corporation shall be: Latin America Ventures, Inc.

6) Location of Plan of Merger (check a or b):

[X] (a) The entire plan of merger is attached;

or,

[ ] (b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional):** 12/30/08

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to NRS 92A.180 (merger of subsidiary into parent - Nevada parent owning 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.

** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240).

This form must be accompanied by appropriate fees.

ROSS MILLER
Secretary of State
204 North Carson Street, Ste 1
Carson City, Nevada 89701-4299
(775) 684 5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

6) Signatures - Must be signed by: An officer of each Nevada corporation; All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

(If there are more than four merging entities, check box ☐ and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity.):

Latin America Ventures, Inc.
Name of merging entity

X [signature] President 12-15-08
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

Name of merging entity

X
Signature Title Date

SMSA El Paso 1 Acquisition Corp.
Name of surviving entity

X [signature] President 12-15-08
Signature Title Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Exhibit A

PLAN OF MERGER

This Plan of Merger, dated as of December 15, 2008, is made pursuant to authority granted by the board of directors of SMSA El Paso 1 Acquisition Corp., a Nevada corporation ("Parent"), in order to merge Latin America Ventures, Inc., a Nevada corporation and wholly-owned subsidiary of Parent ("Subsidiary"), with and into Parent. Parent is sometimes hereinafter referred to as the "Surviving Corporation," and Parent and Subsidiary are sometimes hereinafter collectively referred to as the "Constituent Corporations."

WITNESSETH

WHEREAS, Parent is a corporation duly organized and existing under the laws of the state of Nevada; and

WHEREAS, Subsidiary is a wholly-owned subsidiary corporation of Parent and is duly organized and existing under the laws of the state of Nevada; and

WHEREAS, the Board of Directors of Parent has determined that it is advisable and in the best interest of Parent and Subsidiary that Subsidiary be merged with and into Parent on the terms and conditions hereinafter set forth;

NOW THEREFORE, in accordance with the applicable statutes of the State of Nevada, Subsidiary shall, on the effective date of the merger as defined herein (the "Effective Date"), be merged with and into Parent, which shall be the surviving corporation, and the terms and conditions of such merger and the mode of carrying it into effect shall be as follows:

Article I
Merger

On the Effective Date, pursuant to and in accordance with Section 92A.250 of the Nevada Revised Statutes: Subsidiary shall be merged with and into Parent, the separate existence of Subsidiary shall cease and Parent shall continue in existence as the Surviving Corporation; the title to all real estate and other property owned by Subsidiary shall be vested in the Surviving Corporation without reversion or impairment; the Surviving Corporation shall have all of the liabilities of each of the Constituent Corporations; and any proceeding pending against either of such Constituent Corporations may be continued as if the merger had not occurred or the Surviving Corporation may be substituted in the proceeding for Subsidiary.

If at any time Parent shall consider or be advised that any further assignments, conveyances or assurances in law are necessary or desirable to carry out the provisions hereof, the proper officers and directors of Subsidiary, as of the Effective Date, shall execute and deliver any and all proper deeds, assignments and assurances in law, and do all things necessary or proper to carry out the provisions hereof.

Article II
Name of Surviving Corporation

On the Effective Date, the articles of incorporation of Parent shall be amended hereby to change the name of Parent to "Latin America Ventures, Inc.," the name of Subsidiary.

Article III
Cancellation of Capital Stock of Subsidiary

On the Effective Date, each share of the common stock of Subsidiary outstanding immediately prior to the merger, and all shares of treasury stock of Subsidiary and all rights in respect thereof, shall

forthwith cease to exist and shall be cancelled, and the authorized capital stock of Parent immediately prior to the merger shall continue to be outstanding and shall not be changed, but shall remain the same as immediately before the merger.

Article IV
Articles of Incorporation and Bylaws

From and after the Effective Date and until thereafter amended as provided by law, the Articles of Incorporation and the Bylaws of Parent shall be the Articles of Incorporation and the Bylaws of the Surviving Corporation unless and until the same shall be amended or repealed in accordance with the provisions thereof, except that the name of Parent shall be changed to "Latin America Ventures, Inc.," the name of Subsidiary as provided in Article II above.

Article V
Officers and Directors

On the Effective Date, the officers and directors of Parent shall be the same as before the merger and such persons shall continue as the officers and directors of the Surviving Corporation.

Article V
Approval of Merger

This Plan of Merger has been duly adopted and approved by the Board of Directors of Parent in accordance with Section 92A-180 of the Nevada Revised Statutes.

Article VI
Effective Date of the Merger

The merger shall be effective on December 30, 2008 (the "Effective Date").

IN WITNESS WHEREOF, Parent has caused this Plan of Merger to be executed by its duly authorized officer as of the date first written above.

Parent: SMSA El Paso 1 Acquisition Corp.
A Nevada corporation

By________________
Pierre Galoppi, President

Acknowledged and agreed to as of the 15th day of December 2008.

Subsidiary: Latin America Ventures, Inc.
A Nevada corporation

By________________
Pierre Galoppi, President

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684 5708
Website: www.nvsos.gov

Filed in the office of	Document Number
	20100432814-25
Ross Miller	Filing Date and Time
Secretary of State	**06/16/2010 8:00 AM**
State of Nevada	Entity Number
	E0674132007-0

Certificate of Amendment

(PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Latin America Ventures, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article I is hereby amended to read: "The name of this Corporation is Chile Mining Technologies Inc."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 64.07%

4. Effective date of filing: (optional)

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X G 784 8r8-6

Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.